UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       April 28, 2004
                                                     -------------------

                          QUEST MINERALS & MINING CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Utah                       0-32131                  87-0429950
--------------------------------------------------------------------------------
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

              9810 Meta Highway, Suite 2, Pikeville, Kentucky 41501
--------------------------------------------------------------------------------
     (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:     (606) 433-1926

      470 Burning Fork, Pikeville, Kentucky                  41502
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01         Entry into a Material Definitive Agreement.

         Not applicable.

Item 1.02         Termination of a Material Definitive Agreement.

         Not applicable.

Item 1.03         Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

         This report amends the current report which the registrant filed on May 26, 2004.

         Acquisition of Gwenco, Inc. Effective April 28, 2004, Quest Minerals & Mining Corp., by and through its wholly-owned subsidiary, Quest Minerals & Mining, LTD, acquired 100% of the outstanding capital stock of Gwenco, Inc. in exchange for 1,600,000 shares of Series B Preferred Stock of Quest Minerals and the assumption of up to $1,700,000 in debt. Each share of Series B Preferred Stock carries a liquidation preference of $2.50 per share. In addition, each share of Series B Preferred Stock is convertible into one share of Quest Minerals Common Stock.

         Gwenco leases over 700 acres of coal mines, with approximately 12,999,000 tons of coal in place in six seams. Quest plans to re-open Gwenco's two former drift mines at Pond Creek and Lower Cedar Grove shortly -- with commercial coal production expected to begin by the end of June 2004. Quest anticipates that coal produced at these mines will be sold to public utility companies in eastern Kentucky and southern Ohio.

         In connection with this acquisition, Quest Minerals has appointed Albert Anderson, the former principal stockholder of Gwenco, to Quest Minerals' board of directors. Mr. Anderson acquired Gwenco in 1995 and managed Lower Cedar Grove and Pond Creek from 1997 to 2001. Previously, Mr. Anderson operated the Docks Creek River Terminal in Kanova, West Virginia for Arco from 1983 to 1985. He acquired the Docks Creek River Terminal from Arco in 1985 and ran it for 4 years before selling it to Arch Minerals in 1989.

Item 2.02         Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05         Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06         Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02         Unregistered Sales of Equity Securities.

         Not applicable.

Item 3.03         Material Modification to Rights of Security Holders.

         Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

         Not applicable.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.

Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

         Not applicable.

Section 8 - Other Events

Item 8.01         Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
                  -------------------------------------------

This report amends the current report filed by the registrant on May 26, 2004. The following financial statements are presented below:

         The audited financial statements of Gwenco, Inc. as of December 31, 2003 and December 31, 2002 and for the fiscal years then ended.

         The unaudited condensed financial statements of Gwenco, Inc. as of June 30, 2004 and for the six months then ended.

                                  GWENCO, INC.




                                     INDEX
                                     -----



                                                                            PAGE

INDEPENDENT AUDITORS' REPORT                                                 F2

BALANCE SHEETS                                                               F3

STATEMENTS OF OPERATIONS                                                     F4

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)                      F5

STATEMENTS OF CASH FLOWS                                                     F6

NOTES TO FINANCIAL STATEMENTS                                            F7-F14

                                       F1

KEMPISTY & COMPANY

CERTIFIED PUBLIC ACCOUNTANTS, P.C.
--------------------------------------------------------------------------------
15 MAIDEN LANE - SUITE 1003 - NEW YORK, NY 10038 - TEL (212) 406-7272 -
FAX (212) 513-1930


             Report of Independent Registered Public Accounting Firm
             -------------------------------------------------------


Board of Directors
Gwenco, Inc.

We have audited the accompanying balance sheets of Gwenco, Inc. as of December 31, 2003 and 2002, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for each of the two years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2003, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Gwenco, Inc. will continue as a going concern. As more fully described in Note 3, the Company incurred operating losses during 2002 and 2003 and requires additional capital to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Kempisty & Company
Certified Public Accountants PC
New York, New York
August 13, 2004

                                       F2

                                  GWENCO, INC.

                                 BALANCE SHEETS

                                                  June 30,      December 31,    December 31,
                                                    2004            2003            2002
                                                ------------    ------------    ------------
               ASSETS                            (unaudited)
Current Assets
     Cash in bank                               $      4,911    $      2,722    $      1,750
Fixed Assets
     Fixed assets at cost                            414,400         403,400         403,400
     Accumulated depreciation                       (329,495)       (328,470)       (137,710)
                                                ------------    ------------    ------------
          Total Assets                          $     89,816    $     77,652    $    267,440
                                                ============    ============    ============

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
     Notes payable                              $  1,575,927    $  3,026,114    $  2,820,059
     Payable to leaseholders                         326,879         303,800         274,135
     Accrued interest                                 19,599          60,480          52,900
     Accrued expenses                                  9,004          10,000          10,000
                                                ------------    ------------    ------------
          Total Current Liabilities                1,931,409       3,400,394       3,157,094

Other Liabilities
     Advance from affiliate                     $    280,525    $         --    $         --
     Notes payable long term                         225,000         300,000              --
                                                ------------    ------------    ------------
          Total Liabilities                        2,436,934       3,700,394       3,157,094


Stockholders' (Deficit)
     Common stock                                      2,000           2,000           2,000
     Treasury stock                                       --        (375,000)             --
     Additional paid-in capital                    1,135,866          23,000          23,000
     Accumulated deficit                          (3,484,984)     (3,272,742)     (2,914,654)
                                                ------------    ------------    ------------
        Stockholders' (Deficit)                   (2,347,118)     (3,622,742)     (2,889,654)
                                                ------------    ------------    ------------
Total Liabilities and Stockholders' (Deficit)   $     89,816    $     77,652    $    267,440
                                                ============    ============    ============

                        See Notes to Financial Statements

                                       F3

                                  GWENCO, INC.

                            STATEMENTS OF OPERATIONS

                            For the Six Months Ended           For the Year Ended
                                    June 30,                       December 31,
                          ----------------------------    ----------------------------
                              2004            2003            2003            2002
                          ------------    ------------    ------------    ------------
                           (unaudited)     (unaudited)
Revenues                  $         --    $      4,300    $      4,703    $     30,909

Cost of Operations
     Royalties                  14,000          14,676          29,685          51,273
     Operating expenses        140,505           8,345         200,396         363,505
                          ------------    ------------    ------------    ------------
                               154,505          23,021         230,081         414,778
                          ------------    ------------    ------------    ------------

(Loss) from operations        (154,505)        (18,721)       (225,378)       (383,869)

Other expenses
    Interest expense           (57,737)        (60,876)       (132,710)       (119,668)
                          ------------    ------------    ------------    ------------

(Loss) before taxes           (212,242)        (79,597)       (358,088)       (503,537)

Income taxes                        --              --              --              --
                          ------------    ------------    ------------    ------------

Net (loss)                $   (212,242)   $    (79,597)   $   (358,088)   $   (503,537)
                          ============    ============    ============    ============

                       See Notes to Financial Statements.

                                       F4

                                  GWENCO, INC.
             STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
     FOR THE YEARS ENDED DECEMBER 31, 2003 and 2002 and THE SIX MONTHS ENDED
                            JUNE 30, 2004 (UNAUDITED)

                                                                                                                      Total
                                            Common Stock             Additional                                    Stockholders'
                                     ----------------------------      Paid-In       Treasury        Retained         Equity
                                        Shares          Amount         Capital        Stock          Earnings        (Deficit)
                                     ------------    ------------   ------------   ------------    ------------    ------------
Balance January 1, 2002                       200    $      2,000   $     23,000   $         --    $ (2,411,117)   $ (2,386,117)

Loss for year ended
    December 31, 2002                          --              --             --             --        (503,537)       (503,537)
                                     ------------    ------------   ------------   ------------    ------------    ------------

Balance December 31, 2002                     200           2,000         23,000             --      (2,914,654)     (2,889,654)

Treasury stock                               (100)             --             --       (375,000)             --        (375,000)

Loss for year ended
    December 31, 2003                          --              --             --             --        (358,088)       (358,088)
                                     ------------    ------------   ------------   ------------    ------------    ------------

Balance December 31, 2003                     100           2,000         23,000       (375,000)     (3,272,742)     (3,622,742)

Capital Contribution for
    assumption of liabilities by a
    Shareholder                                --              --      1,112,866        375,000              --       1,487,866

Net loss for the six months
    ended June 30, 2004                        --              --             --             --        (212,242)       (212,242)
                                     ------------    ------------   ------------   ------------    ------------    ------------

Balance June 30, 2004                         100    $      2,000   $  1,135,866   $         --    $ (3,484,984)   $ (2,347,118)
                                     ============    ============   ============   ============    ============    ============

                       See Notes to Financial Statements.

                                       F5

                                  GWENCO, INC.

                            STATEMENTS OF CASH FLOWS

                                   For the Six Months Ended           For the Year Ended
                                           June 30,                      December 31,
                                 ----------------------------    ----------------------------
                                     2004            2003            2003            2002
                                 ------------    ------------    ------------    ------------
Operating Activities             (unaudited)     (unaudited)
--------------------
Net (loss) from continuing
   operations                    $   (212,242)   $    (79,597)   $   (358,088)   $   (503,537)
Adjustments to reconcile
   net (loss) to net cash used
   by operating activities:
Depreciation and
   amortization                         1,025              --         190,760          40,340
Changes in operating
   assets and liabilities:
(Decrease) Increase in
   accrued interest                   (40,881)          3,070           7,580           7,560
(Decrease) Increase in
   accrued expenses                      (996)             --              --              --
Increase in accrued
   royalties                           23,079          14,666          29,665          28,098
                                 ------------    ------------    ------------    ------------
Net cash (used) by
   operating activities              (230,015)        (61,861)       (130,083)       (427,539)

Investing Activities
--------------------
Purchase of equipment                 (11,000)             --              --              --
                                 ------------    ------------    ------------    ------------
Net cash (used) by
   investing activities               (11,000)             --              --              --

Financing Activities
--------------------
Note payable proceeds                  37,679          30,900          63,833              --
Repayment of notes
   payable                            (75,000)             --              --         (62,046)
   Officers loans                          --          31,636          67,222         490,289
   Loan from affiliates               280,525              --              --              --
                                 ------------    ------------    ------------    ------------
Net cash provided by
   financing activities               243,204          62,536         131,055         428,243
                                 ------------    ------------    ------------    ------------

Increase in cash                        2,189             675             972             704
Cash at beginning of period             2,722           1,750           1,750           1,046
                                 ------------    ------------    ------------    ------------
Cash at end of period            $      4,911    $      2,425    $      2,722    $      1,750
                                 ============    ============    ============    ============

Supplemental Disclosures of Cash Flow Information:
  Cash paid during year for:
     Interest                    $     50,000    $     31,400    $     68,400    $     59,300
                                 ============    ============    ============    ============
     Income taxes (benefits)     $         --    $         --    $         --    $         --
                                 ============    ============    ============    ============

                       See Notes to Financial Statements.

                                       F6

                                  GWENCO, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2004



Note 1-  ORGANIZATION AND OPERATIONS

         Gwenco, Inc. (the "Company" or "Gwenco") was incorporated in Kentucky in 1989 for the purpose of coal mining. The Company currently leases coal properties in Eastern Kentucky.


Note 2-  SIGNIFICANT ACCOUNTING POLICIES

         Accounting Estimates

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Coal Acquisition Costs

         The costs to obtain coal lease rights are capitalized and amortized primarily by the units-of-production method over the estimated recoverable reserves. Amortization occurs either as the Company mines on the property or as others mine on the property through subleasing transactions.

         Rights to leased coal lands are often acquired through royalty payments. As mining occurs on these leases, the accrued royalty is charged to cost of coal sales.

         Mining Equipment

         Mining Equipment is recorded at cost. Expenditures which extend the useful lives of existing plant and equipment or increase the productivity of the asset are capitalized. Mining Equipment is depreciated principally on the straight-line method over the estimated useful lives of the assets, which range from three to 15 years.

         Deferred Mine Development

         Costs of developing new mines or significantly expanding the capacity of existing mines are capitalized and amortized using the units-of-production method over the estimated recoverable reserves that are associated with the property being benefited.

                                       F7

                                  GWENCO, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2004



Note 2-  SIGNIFICANT ACCOUNTING POLICIES (continued)

         Asset Impairment

         If facts and circumstances suggest that a long-lived asset may be impaired, the carrying value is reviewed. If the review indicates that the value of the asset will not be recoverable, as determined based on projected undiscounted cash flows related to the asset over its remaining life, then the carrying value of the asset is reduced to its estimated fair value.

         Revenue Recognition

         Coal sales revenues are sales to customers of coal produced at Company operations. The Company recognizes revenue from coal sales at the time title passes to the customer.

         Income Taxes

         Deferred income taxes are based on temporary differences between the financial statement and tax basis of assets and liabilities existing at each balance sheet date using enacted tax rates for years during which taxes are expected to be paid or recovered.

         Fair Value of Financial Instruments

         For finacial instruments, including cash, accounts payable and accrued expenses, it was assumed that the carrying amount approximated fair value because of the short maturities of such instruments.

         Unaudited Interim Financial Statements

         The financial statements as of June 30, 2004 and for the six months ended June 30, 2004 and 2003 include, in the opinion of management, all adjustments consisting only of normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations for this period. The results for the interim periods ended June 30, 2004 and 2003 are not necessarily indicative of the results that may be expected for the entire year.

         Recent Accounting Pronouncements

         In December 2003, the financial Accounting Standards Board issued a revised Interpretation No. 46, Consolidation of Variable Interest Entities. The interpretation clarifies the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain types of entities. The Company does not expect the adoption of this interpretation to have a material impact on its financial statements.

                                       F8

                                  GWENCO, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2004



Note 2-  SIGNIFICANT ACCOUNTING POLICIES (continued)

         In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement No. 133 on Derivative Instruments and Hedging Activities." This statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under FASB Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities." This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. Management believes that this statement did not have a material impact on the Company's results of operations or financial position.

         In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor's Accounting and Disclosure Requirements for Guarantees, including indirect Guarantees of Indebtedness of Others, and interpretation of FASB Statements No. 5, 57 and 107 and Rescission of FASB Interpretation No. 34. FIN 45 clarifies the requirements of FASB Statement No. 5, Accounting for Contingencies, relating to the guarantor's accounting for, and disclosure of, the issuance of certain types of guarantees. This interpretation clarifies that a guarantor is required to recognize, at the inception of certain types of guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee.

         In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This Statement requires recording costs associated with exit or disposal activities at their fair values when a liability has been incurred. Under previous guidance, certain exit costs were accrued upon management's commitment to an exit plan. The Company adopted SFAS No. 146 on January 1, 2003. The adoption of SFAS No. 145 did not have a material impact on the Company's result of operations or financial position.

Note 3-  GOING CONCERN

         The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses of $212,242 for the six months ended June 30, 2004, $358,088 and $503,537 for the years ended December 31, 2003 and 2002 and has a working capital deficit of $1,926,498 at June 30, 2004. These factors indicate that the Company's continuation as a going concern is dependent upon its ability to obtain adequate financing.

         The Company will require substantial additional funds to finance its business activities on an ongoing basis and will have a continuing long-term need to obtain additional financing. The Company's future capital requirements will depend on numerous factors including, but not limited to, continued progress developing additional mines and increasing mine production. Management plans to raise additional capital to develop the mine and increase production.

                                       F9

                                  GWENCO, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2004



Note 4-  OPERATING AGREEMENT

         The Company employs an independent contractor on a non-exclusive basis to mine coal at a fixed price per ton plus or minus certain adjustments for BTU, ash and sulfur content.

         The Company is currently planning to mine coal in one mine which has coal reserves of 4,000,000 tons. The Company leases two other coal seams with coal reserves totalling 5,000,000 tons.

Note 5-  EQUIPMENT

         Equipment consists of the following:

                                                  June 30,     December 31,
                                                    2004           2003
                                                ------------   ------------
         Mining equipment                       $    414,400   $    403,400
         Less accumulated depreciation               329,495        328,470
                                                ------------   ------------

         Equipment - net                        $     84,905   $     74,930
                                                ============   ============

         All of the mining equipment is subject to a lien held by the coal leaseholder (Note 7).

Note 6-  ACCOUNTS PAYABLE AND ACCRUED EXPENSES

         Accounts payable and accrued expenses consists of the following:

                                                 June 30,     December 31,
                                                   2004           2003
                                               ------------   ------------
         Accounts payable                      $         --   $         --
         Accrued royalties payable-operating        326,879        303,800
         Accrued royalties-other                      7,000             --
         Accrued interest                            19,599         60,480
         Accrued expenses                             2,004         10,000
                                               ------------   ------------

                                               $    355,482   $    374,280
                                               ============   ============

                                      F10

                                  GWENCO, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2004



Note 7-  NOTES PAYABLE

         Notes payable consist of the following:

                                                                           June 30,     December 31,
                                                                             2004           2003
                                                                         ------------   ------------
            10% Notes payable to Duke Energy Merchants** (1)                  747,894        724,393
             6% Note payable to National City Bank of Kentucky** (2)          277,907        279,436
         9 1/2% Note payable to National City Bank of Kentucky** (3)           84,565         83,621
             6% Note payable to United Bank, Inc.** (4)                        28,159         35,419
         9 1/2% Note payable to First Sentry Bank (5)                         262,402        237,515
             6% Notes payable to Scott Whitson (6)                            300,000        375,000
             7% Notes payable to Dan Stewart (7)                              100,000        100,000
         Notes payable to Sally Anderson (8)                                       --        108,000
         Notes payable to Mr Albert Anderson and companies he
          controlls (8)                                                            --      1,382,730
                                                                         ------------   ------------
                                                                            1,800,927      3,326,114

            Less current portion                                            1,575,927      3,026,114
                                                                         ------------   ------------

            Long-Term Debt:                                                   225,000        300,000
                                                                         ============   ============

         ** All of the above notes are in default and are past due. The Company is currently re-negotiating the terms of the notes. The Company was acquired by Quest Minerals & Mining Ltd on April 28, 2004 and assumed these liabilities. The former shareholder had personal guaranteed most of the above loans.

         (1) The original note was dated February 11, 2000 for $200,000. This note was amended on December 7, 2000 and increased to $500,000. The
         Note is secured by certain assets of the Company. This note became past due on January 15, 2003. The amount shown includes the accrued interest.

         (2) The original note was dated February 20, 2000 for $289,305.39.

         (3) The original note was dated January 20, 1997 for $90,000.

         (4) The original note was dated January 25, 2002 for $45,100.00. and was amended on December 20, 2002. The past due portion of the note is $4,331, as of June 30, 2004.

                                      F11

                                  GWENCO, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2004



Note 7-  NOTES PAYABLE (continued)

         (5) The original note was dated March 26, 2001 for $224,000, was amended on January 4, 2004 and increased to $262,491.51. This note provides for 36 monthly payments of $8,624.31 starting May 4, 2004. This note is secured by certain assets of the Company.

         (6) The Company acquired from one of the two shareholders his 50% interest in the Company in December, 2003. The Company agreed to pay annual installments of $75,000 in the month of April of each year.

         (7) The two $50,000 notes payable to a unrelated party were issued in February and March 2002 and have a due date of August 26, 2002 and September 27, 2002, respectively.

         (8) The Company was acquired by Quest Minning & Minerals Corporation on April 28, 2004. As a part of the acquisition, Mr. Albert Anderson and his daughter, Sally Anderson contributed to Gwenco the liabilities due them of $1,490,730 at December 31, 2003.

Note 8-  INCOME TAXES

         No provision for income taxes nas been recorded in the accompanying financial statements as a result of the Company's net operating losses. The Company has unused tax loss carryforwards of approximately $3,000,000 to offset future taxable income. Such carryforwards expire in years beginning 2017. The deferred tax asset recorded by the Company as a result of these tax loss carryforwards is approximately $1,100,000 and $1,000,000 at December 31, 2003 and 2002, respectively. The Company has reduced the deferred tax asset resulting from its tax loss carryforwards by a valuation allowance of an equal amount as the realization of the deferred tax asset is uncertain. The net change in the deferred tax asset and valuation allowance from December 31, 2002 to December 31, 2003 was an increase of approximately $100,000.

                                      F12

         (b)      Pro Forma Financial Information.
                  -------------------------------

                                  GWENCO, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2004



Note 9-  PRO FORMA INFORMATION

On April 29, 2004 Quest Minerals & Mining Corp. ("Quest") entered into an agreement to acquire all of the outstanding shares of Gwenco, Inc. for 1,386,275 shares of Series B Preferred Stock (with a Stated Value of $2.55 per share). The following is the proforma balance sheet for the combined companies as if the acquisition took place on December 31, 2003.

                             Quest         EZ         Quest       Pro Forma     Quest Corp.                Pro Forma    Pro Forma
                             Utah        Mining       Nevada     Adjustments     Combined      Gwenco     Adjustments    Combined
                          -----------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
        ASSETS
Current Assets
  Cash                    $        --  $       550  $       100  $         --  $        650  $     2,722  $        --  $      3,372
                          -----------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     Total Current
        Assets                     --          550          100            --           650        2,722           --         3,372

Property and equipment,
   net                             --      213,050           --            --       213,050       74,930           --       287,980
Mine development                   --      160,948           --            --       160,948           --           --       160,948
Mineral interests                  --           --           --     6,000,000     6,000,000           --    5,235,001    11,235,001
                          -----------  -----------  -----------  ------------  ------------  -----------  -----------  ------------

     Total Assets         $        --  $   374,548  $       100  $  6,000,000  $  6,374,648  $    77,652  $ 5,235,001  $ 11,687,301
                          ===========  ===========  ===========  ============  ============  ===========  ===========  ============

 LIABILITIES AND CAPITAL
Current Liabilities
  Accounts payable and
     accrued expenses     $        --  $   439,471  $        --  $         --  $    439,471  $   374,280  $        --  $    813,751
  Notes payable                    --      143,500           --            --       143,500    1,943,384     (108,000)    1,978,884
  Officer loans                    --       74,005           --            --        74,005    1,382,730   (1,382,730)       74,005
                          -----------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     Total Current
       Liabilities                 --      656,976           --            --       656,976    3,700,394   (1,490,730)    2,866,640

Long term debt                     --      110,000           --            --       110,000           --           --       110,000

Stockholders' Equity
  Preferred stock                  --           --           --         2,000         2,000           --        1,386         3,386
  Common stock (Note 4)            16        5,000        5,152        29,868        40,036        2,000       (2,000)       40,036
  Treasury stock                   --           --           --            --            --     (375,000)     375,000            --
  Additional paid-in
     capital                      (16)     309,226                 27,843,132    28,152,342       23,000    6,351,345    34,526,687
  Deferred stock
     compensation
     (Note 5)                      --           --           --   (21,875,000)  (21,875,000)          --           --   (21,875,000)
  Deficit                          --     (706,654)      (5,052)                   (711,706)  (3,272,742)          --    (3,984,448)
                          -----------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     Stockholders'
        Equity                     --     (392,428)         100     6,000,000     5,607,672   (3,622,742)   6,725,731     8,710,661
                          -----------  -----------  -----------  ------------  ------------  -----------  -----------  ------------
     Total Liabilities
        and Capital       $        --  $   374,548  $       100  $  6,000,000  $  6,374,648  $    77,652  $ 5,235,001  $ 11,687,301
                          ===========  ===========  ===========  ============  ============  ===========  ===========  ============


                             SEE ACCOMPANYING NOTES

Note 1 to proforma balance sheet - Mineral interests

The purchase acquisition costs of mineral properties are deferred until the properties are placed into production, sold or abandoned. These deferred costs will be amortized on the unit-of-production basis over the estimated useful life of the properties following the commencement of production or written-off if the properties are sold, allowed to lapse or abandoned.

Mineral property acquisition costs include any cash consideration and the fair market value of common shares and preferred shares, based on the trading price of the shares, issued for mineral property interests, pursuant to the terms of the agreement or based upon an independent appraisal.

Administrative expenditures are expensed in the year incurred.

Note 2 to proforma balance sheet - Equipment

Equipment is carried at cost less accumulated depreciation.

Tillman Acquisition

Effective February 9, 2004 Quest Minerals and Mining Ltd. the then parent company of EZ Mining Co., Inc. ("EZ") entered into an agreement with Tillman International, Inc. ("Tillman"). The agreement provided for Tillman to issue 22,500,000 shares of its common stock and assume liabilities of approximately $1,700,000 for all of the outstanding shares of Quest in a transaction accounted for as a reverse merger. Tillman subsequently changed its name to Quest Minerals and Mining Corp.

Note 3 to proforma balance sheet - Pro Forma Adjustments

As part of the acquistion, the company issues 1,386,275 shares of preferred stock series B plus the assumption of $1,700,000 in liabilities and recorded $5,235,001 as mining interest. The former owner of Gwenco contributed $1,490,730 of liabilities and the Company retired the $375,000 of treasury stock.

                                       F13

                                  GWENCO, INC.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 2004



            Unaudited Pro Forma Consolidated Statement of Operations
                          Year Ended December 31, 2003

                                                Quest
                                               Minerals &                      Proforma       Pro Forma
                                               Mining Ltd        Gwenco       Adjustments    As Adjusted
                                              ------------    ------------    ------------   ------------
Revenues
  Coal sales                                  $  1,309,833    $      4,703    $         --   $  1,314,536

Expenses
  Production costs                               1,711,268         230,081              --      1,941,349
                                              ------------    ------------    ------------   ------------

(Loss) from operations                            (401,435)       (225,378)             --       (626,813)

Other income (expenses)
  Reverse merger stock compensation expense    (43,915,924)             --              --    (43,915,924)
  Interest income                                      623              --              --            623
  Interest expense                                      --        (132,710)             --       (132,710)
                                              ------------    ------------    ------------   ------------

(Loss) before taxes                            (44,316,736)       (358,088)             --    (44,674,824)

Income taxes                                            --              --              --             --
                                              ------------    ------------    ------------   ------------

Net (loss)                                    $(44,316,736)   $   (358,088)   $         --   $(44,674,824)
                                              ============    ============    ============   ============

Per share data:
Basic and diluted loss per common share       $      (1.08)                                  $      (1.09)
                                              ============                                   ============

Weighted average common shares outstanding      40,985,642                                     40,985,642
                                              ============                                   ============

                                      F14

          (c)     Exhibits.
                  --------

                  Number            Description
                  ------            -----------

                  2.1 Securities Purchase Agreement and Plan of Reorganization by and among Tillman International, Inc., Quest Minerals & Mining, Ltd., Gwenco, Inc., and the stockholders of Gwenco, Inc., dated as of April 28, 2004 (Filed with Registrant's Current Report filed with the Commission on May 26, 2004 and incorporated herein by reference.).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QUEST MINERALS & MINING CORP.
                                          (Registrant)


Date:  November 5, 2004                   By: /s/ WILLIAM R. WHEELER
                                              ----------------------------------
                                              William R. Wheeler, President

                                       6